UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 31, 2010

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 (Regulation FD Disclosure)

Attachment I of this Form 8-K contains information that is being posted on IBM’s Investor Relations website (www.ibm.com/investor/). All of the information in Attachment I is hereby furnished.

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/).  IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 31, 2010

	By:	/s/ James J. Kavanaugh
James J. Kavanaugh
Vice President and
Controller

3

ATTACHMENT I

IBM provides historical data in preparation for 2011 reporting changes

August 31, 2010

Overview

At its Investor Briefing on May 12, 2010, IBM announced the introduction of Operating Earnings as the basis for its 2015 Roadmap.  Operating Earnings is a non-GAAP measure that IBM defines as GAAP results that are adjusted to exclude the effects of certain acquisition-related charges and retirement-related costs.

For the balance of 2010, IBM will continue to focus on GAAP results in its earnings report.  This will allow the company to finish the 2010 Roadmap on the basis on which it was introduced.  As outlined in the Investor Briefing materials, beginning in 2011, IBM will separately report business results as operating and non-operating categories, in addition to providing GAAP information.  IBM will also expand on the discussion of Operating Earnings in its quarterly earnings report and provide future guidance on that basis.  To facilitate the transition to the new reporting format, IBM provided a summary level view of Operating Earnings for 2008, 2009, and the first half of 2010 as supplemental information in its second quarter 2010 earnings presentation, and today is providing additional relevant historical information.

The company believes that the presentation of Operating Earnings will provide a number of key benefits to investors:

•                  provide better transparency and clarity into both the operational results of the business and the impact to IBM of the performance of the company’s pension plans;

•                  improve visibility to the operational effects of management decisions, offer more effective metrics for evaluation of management’s performance, and better align external reporting with how the company will manage its business;

•                  enable better comparison to peer companies, many of which have been adjusting for these acquisition-related items, and/or have no defined benefits pension plans or plans with a less significant impact to their financial results; and

•                  allow the company to provide a long term strategic view of the business.

Definition

Operating Earnings is a view of the company’s consolidated earnings presentation under GAAP which excludes certain acquisition-related charges and retirement-related costs, and their related tax impacts.  There will be no change to the company’s balance sheet or cash flow presentation.

For acquisitions, Operating Earnings will exclude (i) the amortization of purchased intangible assets, (ii) acquisition-related in-process research and development, (iii) other acquisition-related charges such as transaction costs, applicable restructuring and related expenses and (iv) tax charges related to acquisition integration.  In the company’s view, these charges are not related to the ongoing operations of the company.  In the technology sector, it is common practice to provide earnings information on a non-GAAP basis that excludes acquisition-related items.

IBM Acquisition-Related Charges (B$)	2008	2009

Non-Operating
Amortization of purchased intangibles	(0.5)	(0.5)
In Process R&D	(0.0)	0.0
Deal cost and related expenses	n/a *	(0.0)
Total Pre-Tax Non-Operating (cost)/income	(0.5)	(0.5)

Tax Charges — Integration Related	n/a *	0.0

n/a* - Prior to 2009, under FAS141 “Business Combinations”, these charges were recorded in goodwill

Within retirement-related costs, the company considers certain items as operating and others as non-operating.

Operating retirement-related costs include defined benefit plan and other postretirement benefit plan service cost, amortization of prior service cost, and the cost of defined contribution plans, as these costs are related to current and previous year’s employee benefits. The company considers these to be operating costs of the business, and these items will be included in Operating Earnings.

The debt and equity markets can have a significant impact on the company’s retirement-related costs and these market forces are not under direct management control.  Non-operating retirement-related activity, therefore, includes both income and charges that are driven by changes in pension plan assets and liabilities which are primarily related to market performance.  The non-operating retirement-related items include (i) defined benefit plan and other postretirement benefit plan interest cost, (ii) expected return on plan assets, (iii) amortized actuarial gains/losses, and (iv) the impacts of any plan curtailments/settlements and multi-employer/pension insolvency/other costs.  The company considers these to be outside the operational performance of the business and the costs are not necessarily indicative of current or future cash flow requirements.  These items will be excluded from Operating Earnings and reported separately.

IBM Retirement-Related Costs (B$)	2008	2009

Operating
Service and defined contribution cost	(2.3)	(2.1)
Amortization of prior service cost	0.2	0.2
Pre-Tax Operating (cost)/income	(2.1)	(1.9)

Non-Operating
Interest cost	(5.2)	(4.9)
Expected return on plan assets	6.7	6.6
Recognized net actuarial (losses)/gains	(0.9)	(1.0)
Curtailments/Settlements/Other	0.1	(0.1)
Pre-Tax Non-Operating (cost)/income	0.7	0.5

Total net periodic (cost)/income	(1.4)	(1.4)

The net impact to earnings per share of the acquisition-related and non-operating pension adjustments is ($.03) in 2008 and $.02 in 2009.

Historical Information

The three attached exhibits provide historical data for 2008, 2009, and the first two quarters of 2010 under this approach.

•                  Exhibit 1 is a further breakout to the supplemental information provided during the company’s second quarter 2010 earnings announcement regarding consolidated Gross Profit, Selling, general and administrative (SG&A), and Research, development and engineering (RD&E).

•                  Exhibit 2 provides a view of the company’s segment pre-tax income using this reporting method.

•                  Exhibit 3 provides a breakout of External Gross Profit margin by segment.

Additional information on IBM’s 2010 Investor Briefing and the introduction of the 2015 Roadmap can be found on IBM’s investor website at http://www.ibm.com/investor/events/investor0510/index.phtml.

Exhibit 1

International Business Machines Corporation

Adjustments to GAAP Net Income, Gross Profit Margin, S,G&A, R,D&E, and Diluted Earnings Per Share

(Unaudited, Dollars in millions except per share amounts)

	First Quarter 2010
	GAAP	Acquisition-related Adjustments	Retirement-related Adjustments	Operating (Non-GAAP)

Gross profit	$9,976	$55	$(35)	$9,996
S,G&A	5,677	(61)	10	5,626
R,D&E	1,509	—	30	1,539
Pre-tax income	3,515	116	(76)	3,556
Net income	2,601	82	(45)	2,638
Diluted Earnings Per Share	$1.97	$0.06	$(0.03)	$2.00

	Second Quarter 2010
	GAAP	Acquisition-related Adjustments	Retirement-related Adjustments	Operating (Non-GAAP)

Gross profit	$10,809	$58	$(56)	$10,811
S,G&A	5,061	(62)	25	5,024
R,D&E	1,475	—	32	1,507
Pre-tax income	4,575	122	(113)	4,584
Net income	3,386	84	(68)	3,402
Diluted Earnings Per Share	$2.61	$0.06	$(0.05)	$2.62

Exhibit 1 (cont)

International Business Machines Corporation

Adjustments to GAAP Net Income, Gross Profit Margin, S,G&A, R,D&E, and Diluted Earnings Per Share

(Unaudited, Dollars in millions except per share amounts)

	First Quarter 2009
	GAAP	Acquisition-related Adjustments	Retirement-related Adjustments	Operating (Non-GAAP)

Gross profit	$9,431	$52	$(45)	$9,438
S,G&A	5,264	(73)	24	5,214
R,D&E	1,480	—	26	1,506
Pre-tax income	3,122	125	(94)	3,153
Net income	2,295	90	(61)	2,324
Diluted Earnings Per Share	$1.70	$0.07	$(0.05)	$1.72

	Second Quarter 2009
	GAAP	Acquisition-related Adjustments	Retirement-related Adjustments	Operating (Non-GAAP)

Gross profit	$10,581	$49	$(77)	$10,554
S,G&A	5,115	(73)	34	5,076
R,D&E	1,434	—	35	1,469
Pre-tax income	4,262	122	(145)	4,239
Net income	3,103	86	(95)	3,094
Diluted Earnings Per Share	$2.32	$0.06	$(0.07)	$2.31

	Third Quarter 2009
	GAAP	Acquisition-related Adjustments	Retirement-related Adjustments	Operating (Non-GAAP)

Gross profit	$10,627	$50	$(59)	$10,618
S,G&A	5,013	(74)	31	4,969
R,D&E	1,446	—	31	1,477
Pre-tax income	4,373	124	(121)	4,375
Net income	3,214	89	(79)	3,224
Diluted Earnings Per Share	$2.40	$0.07	$(0.06)	$2.41

	Fourth Quarter 2009
	GAAP	Acquisition-related Adjustments	Retirement-related Adjustments	Operating (Non-GAAP)

Gross profit	$13,145	$53	$(80)	$13,119
S,G&A	5,560	(72)	38	5,526
R,D&E	1,461	—	30	1,491
Pre-tax income	6,381	127	(149)	6,359
Net income	4,813	92	(95)	4,810
Diluted Earnings Per Share	$3.59	$0.07	$(0.07)	$3.59

	Full Year 2009
	GAAP	Acquisition-related Adjustments	Retirement-related Adjustments	Operating (Non-GAAP)

Gross profit	$43,785	$204	$(259)	$43,730
S,G&A	20,952	(293)	127	20,787
R,D&E	5,820	—	123	5,943
Pre-tax income	18,138	498	(509)	18,126
Net income	13,425	357	(330)	13,452
Diluted Earnings Per Share	$10.01	$0.27	$(0.25)	$10.03

Exhibit 1 (cont)

International Business Machines Corporation

Adjustments to GAAP Net Income, Gross Profit Margin, S,G&A, R,D&E, and Diluted Earnings Per Share

(Unaudited, Dollars in millions except per share amounts)

	First Quarter 2008
	GAAP	Acquisition-related Adjustments	Retirement-related Adjustments	Operating (Non-GAAP)

Gross profit	$10,166	$46	$(69)	$10,143
S,G&A	5,620	(69)	26	5,578
R,D&E	1,569	—	26	1,596
Pre-tax income	3,198	115	(121)	3,191
Net income	2,319	82	(76)	2,325
Diluted Earnings Per Share	$1.64	$0.06	$(0.05)	$1.65

	Second Quarter 2008
	GAAP	Acquisition-related Adjustments	Retirement-related Adjustments	Operating (Non-GAAP)

Gross profit	$11,599	$58	$(79)	$11,578
S,G&A	6,289	(83)	32	6,237
R,D&E	1,660	(24)	29	1,665
Pre-tax income	3,814	165	(140)	3,839
Net income	2,765	129	(77)	2,817
Diluted Earnings Per Share	$1.97	$0.09	$(0.05)	$2.01

	Third Quarter 2008
	GAAP	Acquisition-related Adjustments	Retirement-related Adjustments	Operating (Non-GAAP)

Gross profit	$10,959	$55	$(73)	$10,941
S,G&A	5,644	(79)	32	5,596
R,D&E	1,579	—	27	1,606
Pre-tax income	3,895	134	(132)	3,897
Net income	2,824	90	(93)	2,821
Diluted Earnings Per Share	$2.04	$0.07	$(0.07)	$2.04

	Fourth Quarter 2008
	GAAP	Acquisition-related Adjustments	Retirement-related Adjustments	Operating (Non-GAAP)

Gross profit	$12,936	$55	$(176)	$12,814
S,G&A	5,832	(75)	90	5,847
R,D&E	1,528	—	31	1,559
Pre-tax income	5,808	130	(297)	5,642
Net income	4,427	96	(193)	4,330
Diluted Earnings Per Share	$3.27	$0.07	$(0.14)	$3.20

	Full Year 2008
	GAAP	Acquisition-related Adjustments	Retirement-related Adjustments	Operating (Non-GAAP)

Gross profit	$45,661	$214	$(398)	$45,477
S,G&A	23,386	(306)	179	23,259
R,D&E	6,337	(24)	113	6,426
Pre-tax income	16,715	544	(691)	16,569
Net income	12,334	397	(439)	12,293
Diluted Earnings Per Share	$8.89	$0.29	$(0.32)	$8.86

(Amounts may not add due to rounding)

(The tax impact on the Non-GAAP (Operational) Pre-tax income will be calculated under the same accounting principles applied to the As Reported Pre-tax income under ACS 740, which employs an annual effective tax rate concept to the results.)

Exhibit 2

International Business Machines Corporation

Adjustments to Segment Pre-tax Income

(Unaudited, Dollars in millions)

	Global Services
	Global Technology Services	Global Business Services	Software	Systems and Technology	Global Financing	Total Segments

1Q10:

External revenue	$9,306	$4,410	$5,018	$3,385	$537	$22,657
Internal revenue	320	203	758	173	403	1,858
Total revenue	9,626	4,613	5,776	3,559	941	24,515
Pre-tax income	964	445	2,052	(170)	427	3,719
Pre-tax income margin	10.0%	9.7%	35.5%	-4.8%	45.4%	15.2%

Non-operating adjustments:
Acquisition-related	5	3	108	1	—	116
Retirement-related	(12)	(3)	(32)	(28)	—	(76)

Operating pre-tax income	957	445	2,127	(197)	427	3,760
Operating pre-tax income margin	9.9%	9.7%	36.8%	-5.5%	45.4%	15.3%

2Q10:

External revenue	$9,234	$4,483	$5,277	$3,985	$544	$23,523
Internal revenue	332	197	690	202	431	1,852
Total revenue	9,566	4,680	5,967	4,187	975	25,376
Pre-tax income	1,422	683	1,988	221	463	4,777
Pre-tax income margin	14.9%	14.6%	33.3%	5.3%	47.4%	18.8%

Non-operating adjustments:
Acquisition-related	4	6	113	(1)	—	122
Retirement-related	(27)	(11)	(39)	(35)	(1)	(113)

Operating pre-tax income	1,399	678	2,062	185	462	4,786
Operating pre-tax income margin	14.6%	14.5%	34.5%	4.4%	47.3%	18.9%

Exhibit 2 (cont)

International Business Machines Corporation

Adjustments to Segment Pre-tax Income

(Unaudited, Dollars in millions)

	Global Services
	Global Technology Services	Global Business Services	Software	Systems and Technology	Global Financing	Total Segments

1Q09:

External revenue	$8,754	$4,397	$4,539	$3,228	$578	$21,498
Internal revenue	342	232	614	176	390	1,754
Total revenue	9,096	4,629	5,153	3,404	968	23,251
Pre-tax income	1,104	521	1,335	28	360	3,348
Pre-tax income margin	12.1%	11.3%	25.9%	0.8%	37.2%	14.4%

Non-operating adjustments:
Acquisition-related	18	8	98	1	0	125
Retirement-related	(18)	(13)	(35)	(27)	(1)	(94)

Operating pre-tax income	1,104	516	1,398	2	359	3,379
Operating pre-tax income margin	12.1%	11.2%	27.1%	0.1%	37.1%	14.5%

2Q09:

External revenue	9,108	4,338	5,166	3,855	568	23,035
Internal revenue	343	223	614	244	447	1,870
Total revenue	9,451	4,562	5,780	4,098	1,014	24,905
Pre-tax income	1,405	608	1,852	333	465	4,663
Pre-tax income margin	14.9%	13.3%	32.0%	8.1%	45.8%	18.7%

Non-operating adjustments:
Acquisition-related	18	8	95	1	0	122
Retirement-related	(40)	(21)	(47)	(36)	(1)	(145)

Operating pre-tax income	1,383	595	1,899	299	463	4,640
Operating pre-tax income margin	14.6%	13.1%	32.9%	7.3%	45.7%	18.6%

3Q09:

External revenue	9,434	4,338	5,114	3,917	536	23,339
Internal revenue	355	214	656	260	419	1,904
Total revenue	9,789	4,552	5,770	4,177	955	25,243
Pre-tax income	1,471	659	1,850	225	408	4,614
Pre-tax income margin	15.0%	14.5%	32.1%	5.4%	42.7%	18.3%

Non-operating adjustments:
Acquisition-related	18	8	96	1	0	124
Retirement-related	(29)	(17)	(40)	(34)	(1)	(121)

Operating pre-tax income	1,461	651	1,906	192	407	4,616
Operating pre-tax income margin	14.9%	14.3%	33.0%	4.6%	42.6%	18.3%

4Q09:

External revenue	10,051	4,579	6,577	5,190	621	27,017
Internal revenue	347	217	793	232	518	2,108
Total revenue	10,398	4,796	7,370	5,422	1,139	29,125
Pre-tax Income	1,556	766	3,058	832	497	6,710
Pre-tax income margin	15.0%	16.0%	41.5%	15.4%	43.6%	23.0%

Non-operating adjustments:
Acquisition-related	18	4	104	1	0	127
Retirement-related	(41)	(32)	(46)	(28)	(2)	(149)

Operating pre-tax income	1,534	737	3,116	805	495	6,688
Operating pre-tax income margin	14.8%	15.4%	42.3%	14.9%	43.5%	23.0%

FY 2009:

External revenue	37,347	17,653	21,396	16,190	2,302	94,889
Internal revenue	1,386	887	2,677	911	1,774	7,635
Total revenue	38,734	18,540	24,073	17,102	4,076	102,524
Pre-tax income	5,537	2,555	8,095	1,419	1,730	19,335
Pre-tax income margin	14.3%	13.8%	33.6%	8.3%	42.4%	18.9%

Non-operating adjustments:
Acquisition-related	73	29	393	4	0	498
Retirement-related	(127)	(83)	(169)	(124)	(6)	(509)

Operating pre-tax income	5,482	2,501	8,319	1,298	1,724	19,323
Operating pre-tax income margin	14.2%	13.5%	34.6%	7.6%	42.3%	18.8%

Exhibit 2 (cont)

International Business Machines Corporation

Adjustments to Segment Pre-tax Income

(Unaudited, Dollars in millions)

	Global Services
	Global Technology Services	Global Business Services	Software	Systems and Technology	Global Financing	Total Segments

1Q08:

External revenue	$9,677	$4,911	$4,847	$4,219	$633	$24,286
Internal revenue	388	258	667	195	386	1,894
Total revenue	10,065	5,169	5,514	4,414	1,019	26,180
Pre-tax income	988	579	1,267	145	388	3,368
Pre-tax income margin	9.8%	11.2%	23.0%	3.3%	38.1%	12.9%

Non-operating adjustments:
Acquisition-related	21	10	84	—	—	115
Retirement-related	(47)	(10)	(33)	(31)	(1)	(121)

Operating pre-tax income	962	580	1,318	115	387	3,361
Operating pre-tax income margin	9.6%	11.2%	23.9%	2.6%	38.0%	12.8%

2Q08:

External revenue	$10,100	$5,107	$5,574	$5,212	$634	$26,626
Internal revenue	390	259	719	215	525	2,108
Total revenue	10,489	5,366	6,293	5,427	1,159	28,734
Pre-tax income	994	637	1,492	400	428	3,951
Pre-tax income margin	9.5%	11.9%	23.7%	7.4%	36.9%	13.8%

Non-operating adjustments:
Acquisition-related	21	10	107	26	—	165
Retirement-related	(44)	(22)	(36)	(36)	(1)	(140)

Operating pre-tax income	971	625	1,564	390	427	3,976
Operating pre-tax income margin	9.3%	11.6%	24.8%	7.2%	36.8%	13.8%

3Q08:

External revenue	$9,864	$4,900	$5,249	$4,431	$633	$25,077
Internal revenue	384	259	655	223	456	1,978
Total revenue	10,248	5,160	5,904	4,654	1,090	27,055
Pre-tax income	1,189	724	1,527	283	349	4,072
Pre-tax income margin	11.6%	14.0%	25.9%	6.1%	32.0%	15.1%

Non-operating adjustments:
Acquisition-related	21	9	103	1	—	134
Retirement-related	(41)	(21)	(35)	(34)	(1)	(132)

Operating pre-tax income	1,169	712	1,595	250	348	4,074
Operating pre-tax income margin	11.4%	13.8%	27.0%	5.4%	31.9%	15.1%

4Q08:

External revenue	$9,623	$4,709	$6,420	$5,425	$660	$26,837
Internal revenue	383	267	720	249	525	2,144
Total revenue	10,007	4,977	7,139	5,674	1,184	28,981
Pre-tax income	1,437	740	2,789	722	452	6,140
Pre-tax income margin	14.4%	14.9%	39.1%	12.7%	38.2%	21.2%

Non-operating adjustments:
Acquisition-related	21	8	100	1	—	130
Retirement-related	(101)	(76)	(62)	(54)	(4)	(297)

Operating pre-tax income	1,356	672	2,828	669	448	5,973
Operating pre-tax income margin	13.6%	13.5%	39.6%	11.8%	37.8%	20.6%

FY 2008:

External revenue	$39,264	$19,628	$22,089	$19,287	$2,559	$102,827
Internal revenue	1,546	1,044	2,761	882	1,892	8,125
Total revenue	40,810	20,671	24,850	20,169	4,451	110,951
Pre-tax income	4,607	2,681	7,075	1,550	1,617	17,531
Pre-tax income margin	11.3%	13.0%	28.5%	7.7%	36.3%	15.8%

Non-operating adjustments:
Acquisition-related	84	38	395	28	—	544
Retirement-related	(234)	(129)	(166)	(155)	(7)	(691)

Operating pre-tax income	4,458	2,589	7,304	1,423	1,610	17,384
Operating pre-tax income margin	10.9%	12.5%	29.4%	7.1%	36.2%	15.7%

(Amounts may not add due to rounding)

Exhibit 3

International Business Machines Corporation

Adjustments to Segment Gross Profit

(Unaudited, Dollars in millions except per share amounts)

	Global Services
	Global Technology Services	Global Business Services	Software	Systems and Technology	Global Financing	Total Segments

1Q10:

External revenue	$9,306	$4,410	$5,018	$3,385	$537	$22,657
External gross profit	3,197	1,202	4,244	1,137	267	10,048
External gross profit margin	34.4%	27.3%	84.6%	33.6%	49.8%	44.3%

Non-operating adjustments:
Acquisition-related	1	0	53	0	—	55
Retirement-related	(12)	(4)	(3)	(16)	0	(35)

Operating gross profit	3,186	1,199	4,294	1,122	267	10,067
Operating gross profit margin	34.2%	27.2%	85.6%	33.1%	49.8%	44.4%

2Q10:

External revenue	$9,234	$4,483	$5,277	$3,985	$544	$23,523
External gross profit	3,191	1,277	4,595	1,439	273	10,773
External gross profit margin	34.6%	28.5%	87.1%	36.1%	50.1%	45.8%

Non-operating adjustments:
Acquisition-related	2	0	56	0	—	58
Retirement-related	(24)	(11)	(5)	(16)	0	(56)

Operating gross profit	3,168	1,266	4,647	1,423	273	10,776
Operating gross profit margin	34.3%	28.2%	88.1%	35.7%	50.1%	45.8%

Exhibit 3 (cont)

International Business Machines Corporation

Adjustments to Segment Gross Profit

(Unaudited, Dollars in millions except per share amounts)

	Global Services
	Global Technology Services	Global Business Services	Software	Systems and Technology	Global Financing	Total Segments

1Q09:

External revenue	$8,754	$4,397	$4,539	$3,228	$578	$21,498
External gross profit	2,968	1,166	3,822	1,097	265	9,319
External gross profit margin	33.9%	26.5%	84.2%	34.0%	45.9%	43.3%

Non-operating adjustments:
Acquisition-related	8	—	44	0	—	52
Retirement-related	(14)	(13)	(5)	(13)	0	(45)

Operating gross profit	2,962	1,154	3,862	1,084	265	9,327
Operating gross profit margin	33.8%	26.2%	85.1%	33.6%	45.9%	43.4%

2Q09:

External revenue	9,108	4,338	5,166	3,855	568	23,035
External gross profit	3,167	1,178	4,436	1,431	268	10,479
External gross profit margin	34.8%	27.2%	85.9%	37.1%	47.1%	45.5%

Non-operating adjustments:
Acquisition-related	8	—	41	0	—	49
Retirement-related	(33)	(19)	(7)	(17)	0	(77)

Operating gross profit	3,142	1,159	4,471	1,413	268	10,452
Operating gross profit margin	34.5%	26.7%	86.5%	36.7%	47.1%	45.4%

3Q09:

External revenue	9,434	4,338	5,114	3,917	536	23,339
External gross profit	3,349	1,245	4,381	1,395	238	10,608
External gross profit margin	35.5%	28.7%	85.7%	35.6%	44.4%	45.5%

Non-operating adjustments:
Acquisition-related	8	—	41	0	—	50
Retirement-related	(22)	(15)	(6)	(15)	0	(59)

Operating gross profit	3,335	1,230	4,417	1,379	238	10,600
Operating gross profit margin	35.4%	28.4%	86.4%	35.2%	44.4%	45.4%

4Q09:

External revenue	10,051	4,579	6,577	5,190	621	27,017
External gross profit	3,597	1,389	5,765	2,205	323	13,279
External gross profit margin	35.8%	30.3%	87.7%	42.5%	52.0%	49.1%

Non-operating adjustments:
Acquisition-related	9	—	44	0	—	53
Retirement-related	(33)	(30)	(5)	(12)	0	(80)

Operating gross profit	3,574	1,359	5,804	2,192	323	13,253
Operating gross profit margin	35.6%	29.7%	88.2%	42.2%	52.0%	49.1%

FY 2009:

External revenue	37,347	17,653	21,396	16,190	2,302	94,889
External gross profit	13,081	4,979	18,405	6,127	1,093	43,685
External gross profit margin	35.0%	28.2%	86.0%	37.8%	47.5%	46.0%

Non-operating adjustments:
Acquisition-related	34	—	170	0	—	204
Retirement-related	(102)	(77)	(22)	(58)	0	(259)

Operating gross profit	13,014	4,902	18,553	6,069	1,093	43,631
Operating gross profit margin	34.8%	27.8%	86.7%	37.5%	47.5%	46.0%

Exhibit 3 (cont)

International Business Machines Corporation

Adjustments to Segment Gross Profit

(Unaudited, Dollars in millions except per share amounts)

	Global Services
	Global Technology Services	Global Business Services	Software	Systems and Technology	Global Financing	Total Segments

1Q08:

External revenue	$9,677	$4,911	$4,847	$4,219	$633	$24,286
External gross profit	3,032	1,228	4,066	1,562	321	10,209
External gross profit margin	31.3%	25.0%	83.9%	37.0%	50.8%	42.0%

Non-operating adjustments:
Acquisition-related	8	0	38	0	—	46
Retirement-related	(41)	(9)	(5)	(14)	0	(69)

Operating gross profit	2,998	1,219	4,099	1,548	321	10,186
Operating gross profit margin	31.0%	24.8%	84.6%	36.7%	50.8%	41.9%

2Q08:

External revenue	$10,100	$5,107	$5,574	$5,212	$634	$26,626
External gross profit	3,189	1,318	4,717	2,013	351	11,589
External gross profit margin	31.6%	25.8%	84.6%	38.6%	55.3%	43.5%

Non-operating adjustments:
Acquisition-related	8	0	50	0	—	58
Retirement-related	(38)	(22)	(5)	(15)	0	(79)

Operating gross profit	3,160	1,297	4,762	1,998	351	11,567
Operating gross profit margin	31.3%	25.4%	85.4%	38.3%	55.4%	43.4%

3Q08:

External revenue	$9,864	$4,900	$5,249	$4,431	$633	$25,077
External gross profit	3,222	1,342	4,447	1,602	311	10,924
External gross profit margin	32.7%	27.4%	84.7%	36.2%	49.1%	43.6%

Non-operating adjustments:
Acquisition-related	8	0	47	0	—	55
Retirement-related	(34)	(20)	(5)	(15)	0	(73)

Operating gross profit	3,197	1,322	4,489	1,588	311	10,906
Operating gross profit margin	32.4%	27.0%	85.5%	35.8%	49.1%	43.5%

4Q08:

External revenue	$9,623	$4,709	$6,420	$5,425	$660	$26,837
External gross profit	3,359	1,349	5,629	2,164	329	12,831
External gross profit margin	34.9%	28.7%	87.7%	39.9%	50.0%	47.8%

Non-operating adjustments:
Acquisition-related	8	—	46	—	0	55
Retirement-related	(79)	(65)	(12)	(21)	0	(176)

Operating gross profit	3,288	1,284	5,665	2,144	329	12,711
Operating gross profit margin	34.2%	27.3%	88.2%	39.5%	50.0%	47.4%

FY 2008:

External revenue	$39,264	$19,628	$22,089	$19,287	$2,559	$102,827
External gross profit	12,802	5,238	18,859	7,341	1,313	45,553
External gross profit margin	32.6%	26.7%	85.4%	38.1%	51.3%	44.3%

Non-operating adjustments:
Acquisition-related	33	0	181	0	—	214
Retirement-related	(192)	(116)	(27)	(64)	0	(398)

Operating gross profit	12,643	5,122	19,015	7,277	1,313	45,370
Operating gross profit margin	32.2%	26.1%	86.1%	37.7%	51.3%	44.1%

(Amounts may not add due to rounding)